UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 15, 2023
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Southern States Bancshares, Inc.

(Exact Name of Registrant as Specified in its Charter)
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Alabama	001-40727	26-2518085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
615 Quintard Ave.
Anniston, AL		36201
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (256) 241-1092
Securities registered pursuant to Section 12(b) of the Act:
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Title of each class	Trading Symbols(s)	Name of exchange on which registered
Common Stock, $5.00 par value	SSBK	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 15, 2023, the board of directors (the “Board”) of Southern States Bancshares, Inc. (the “Company”) appointed Christine Hunsaker, Daniel A. Cummings and Jonathan Hinton to serve as directors of the Company effective February 15, 2023. Ms. Hunsaker, and Messrs. Cummings and Hinton will stand for re-election at the Company’s 2023 annual meeting of shareholders. Ms. Hunsaker and Messrs. Cummings and Hinton have not been appointed to any committees of the Board at this time. The Company will file an amendment to this Current Report on Form 8-K within four business days of the appointment of Ms. Hunsaker or Messrs. Cummings or Hinton to any committee of the Board.

There is no arrangement or understanding between Ms. Hunsaker or Messrs. Cummings or Hinton and any other person pursuant to which they were selected as directors of the Company, and there is no family relationship between Ms. Hunsaker or Messrs. Cummings or Hinton and any of the Company’s other directors or executive officers. The Board has determined that Ms. Hunsaker and Mr. Hinton are independent under the applicable listing standards of the Nasdaq Stock Market and that Mr. Cummings is not independent under the applicable listing standards of the Nasdaq Stock Market.

Ms. Hunsaker and Messrs. Cummings and Hinton do not have a material interest in any transaction that is required to be disclosed under Item 404(a) of Regulation S-K, other than deposits, loans, and other financial services related transactions with Southern States Bank (the “Bank”) made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to the Company or Bank, and do not involve more than a normal risk of collectability or present other features unfavorable to the Bank.

Ms. Hunsaker and Messrs. Cummings and Hinton will participate in the Company’s non-employee director compensation program. A complete description of the Company’s non-employee director compensation program is set forth in the Company's proxy statement for the 2022 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 30, 2022.

Item 9.01.    Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press Release issued by Southern States Bancshares, Inc, dated February 22, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2023	SOUTHERN STATES BANCSHARES, INC.

	By:	/s/ Lynn Joyce
	Name:	Lynn Joyce
	Title:	Senior Executive Vice President and Chief Financial Officer